                                                              2001 ANNUAL REPORT

                                                              December 31, 2001

[MORGAN STANLEY LOGO]

                                     MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                     MORGAN STANLEY
                                     INVESTMENT MANAGEMENT INC.
                                     INVESTMENT ADVISER

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
BARTON M. BIGGS                    MARIE JOSEPH RAYMOND
CHAIRMAN OF THE                    LAMUSSE
BOARD OF DIRECTORS                 DIRECTOR

RONALD E. ROBISON                  FERGUS REID
PRESIDENT AND DIRECTOR             DIRECTOR

GAETAN BOUIC II                    STEFANIE V. CHANG
DIRECTOR                           VICE PRESIDENT

JOHN S.Y. CHU                      LORRAINE TRUTEN
DIRECTOR                           VICE PRESIDENT

CLIFFORD D'SOUZA                   JAMES A. GALLO
DIRECTOR                           TREASURER

GERARD E. JONES                    MARY E. MULLIN
DIRECTOR                           SECRETARY

NILESH JOSHI                       BELINDA A. BRADY
DIRECTOR                           ASSISTANT TREASURER

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH
CENTER BROOKLYN, NEW YORK 11245

SHAREHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & Trust Company
40 WALL STREET
NEW YORK, NEW YORK 10005
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & Wells LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING THE FUND'S NET ASSET VALUE PER SHARE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL 1-800-221-6726 OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -14.52% compared to -25.82% for the U.S. dollar adjusted Bombay Stock Exchange
(BSE) National Index (the "Index"). On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $8.65, representing a 17.9% discount to the Fund's net asset value per share.

MARKET REVIEW

2001 was one of the most difficult years for equity investors in recent history with global markets going through their worst phase since 1973-74. Our strategy was to stick with companies high on corporate governance and management quality that in turn would fit in with our global sector calls. The importance of the latter in the overall investment process cannot be exaggerated as the past few years have dramatically changed the characteristics of the Indian market.

The Indian market now looks and behaves like other major global markets. The tight relationship between India and the rest of the world's equity markets (led by the U.S.) is also no longer restricted to sectors like technology. It's almost as tight for telecommunication, financial and industrial sectors. Even the largely domestic oriented consumer sector in the Indian market moves more in line with global trends. A major reason for the strong overall correlation is that the Indian market's composition (on a sector-wide basis) is quite similar to the major global indices. The relative weights of technology, pharmaceuticals, energy and even the overall consumer sector in the Indian market are near identical to the world Index.

There are glaring exceptions like financials, where the sector weight in India is half that of the world and emerging market indices. But if the past is any guide, then the odds are the weights will get more aligned in the coming years with the financials in the Indian market appreciating more on a relative basis. Therefore, we continue to have a structural overweight in the financial sector. There are other reasons as well for the overweight in the sector including compelling valuations, a structural decline in the interest rate regime and unrecognized gains in the large bond portfolios.

Another sector in which we have moved to an overweight position is basic materials. Commodities have seen the maximum capital discipline over the past decade and have the greatest operating leverage and so a revival in growth could mean disproportionate benefits for commodities.

OTHER DEVELOPMENTS

On December 13, 2001, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period. The tender offer materials will be mailed to shareholders of the Fund.

Sincerely,


/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                    January 2002

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2001

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                          TOTAL RETURN (%)
                             --------------------------------------------------------------------------------
                                   MARKET VALUE(1)           NET ASSET VALUE(2)             INDEX(3)
                             --------------------------------------------------------------------------------
                                              AVERAGE                    AVERAGE                      AVERAGE
                              CUMULATIVE       ANNUAL     CUMULATIVE      ANNUAL   CUMULATIVE          ANNUAL
-------------------------------------------------------------------------------------------------------------
One Year                          -11.68%      -11.68%        -14.52%     -14.52%      -25.82%         -25.82%
Five Year                          17.50         3.28          54.41        9.08       -15.08           -3.22
Since Inception*                  -19.64        -2.75          -2.17       -0.28       -49.91           -8.43

Past performance is not predictive of future performance.

[CHART]


Returns and Per Share Information

                                                        YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------------
                              1994*         1995          1996          1997         1998          1999      2000              2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
   Per Share              $   13.99     $   8.91      $   8.81      $   8.83     $   9.19     $   22.59     $   13.92     $   10.53
Market Value Per
   Share                  $   11.25     $   9.13      $   9.50      $   8.38     $   6.75     $   16.50     $   11.06     $    8.65
Premium/(Discount)            -19.6%         2.5%          7.8%         -5.1%       -26.6%        -27.0%        -20.5%        -17.9%
Income Dividends                 --           --            --            --           --            --            --     $    0.23
Capital Gains
   Distributions          $    0.17           --            --            --           --            --     $    1.60     $    0.84
Fund Total
   Return(2)                   0.72%      -36.31%        -1.12%         0.23%        4.08%       145.81%       -29.68%       -14.52%
Index Total
   Return(3)                  -7.88%      -31.53%        -6.49%         6.43%      -20.98%        88.41%       -27.73%       -25.82%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns for periods of less than one year are not annualized.
(3) The Bombay Stock Exchange (BSE) National index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras, expressed in
    U.S. dollar terms.
  * The Fund commenced operations on February 25, 1994.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities                   94.8%
Short-Term Investments               5.2

[CHART OF INDUSTRIES]

IT Consulting & Services            14.3%
Pharmaceuticals                     10.4
Automobiles                         10.0
Banks                                9.7
Household Products                   5.4
Diversified Financials               5.0
Oil & Gas                            4.7
Food Products                        4.2
Road & Rail                          4.2
Metals & Mining                      4.1
Other                               28.0

Ten Largest Holdings

                                             PERCENT OF
                                             NET ASSETS
-------------------------------------------------------
 1.  Hero Honda Motors Ltd.                         8.5%
 2.  Infosys Technologies Ltd.                      6.9
 3.  Wipro Ltd.                                     5.9
 4.  State Bank of India Ltd.                       5.5
 5.  Housing Development Finance Corp., Ltd.        5.0
 6.  HDFC Bank Ltd.                                 4.2%
 7.  Container Corporation of India Ltd.            4.2
 8.  Mahanagar Telephone Nigam Ltd.                 3.1
 9.  Dr. Reddy's Laboratories Ltd.                  3.1
10.  ITC Ltd.                                       3.1
                                                   ----
                                                   49.5%
                                                   ====

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      FINANCIAL STATEMENTS
                                      December 31, 2001

STATEMENT OF NET ASSETS

                                                                       VALUE
                                                  SHARES               (000)
----------------------------------------------------------------------------
COMMON STOCKS (96.2%)
(UNLESS OTHERWISE NOTED)
----------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
  Apollo Tyres Ltd.                                1,875(a)         $      3
  Apollo Tyres Ltd.                                  200                  --@
  Rane (Madras) Ltd.                              95,700(a)               40
  Sundaram Fasteners Ltd.                        232,525                 926
----------------------------------------------------------------------------
                                                                         969
============================================================================
AUTOMOBILES (10.0%)
  Hero Honda Motors Ltd.                       3,368,910              17,515
  Patheja Brothers Forgings &
    Stampings Ltd.                               450,000(a,b)             --@
  Tata Engineering & Locomotive Co.,
    Ltd.                                       1,414,725(a)            2,928
----------------------------------------------------------------------------
                                                                      20,443
============================================================================
BANKS (9.7%)
  HDFC Bank Ltd.                               1,326,124               6,180
  HDFC Bank Ltd. ADR                             168,700(a)            2,455
  State Bank of India Ltd.                     2,955,054              11,187
----------------------------------------------------------------------------
                                                                      19,822
============================================================================
BIOTECHNOLOGY (0.8%)
  Shantha Biotechnics Pvt. Ltd.                  500,000(a,b)          1,555
============================================================================
CHEMICALS (3.6%)
  Asian Paints (India) Ltd.                      373,584               2,103
  Aventis Cropscience India Ltd.                 291,867                 763
  ICI (India) Ltd.                                25,000(a)               35
  Indo Gulf Corp., Ltd.                        1,829,545               1,377
  Reliance Industries Ltd.                       490,000               3,101
----------------------------------------------------------------------------
                                                                       7,379
============================================================================
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Xerox Modicorp Ltd.                            718,225(a,b)            745
============================================================================
CONSTRUCTION MATERIALS (3.0%)
  Gujarat Ambuja Cements Ltd.                  1,204,597               4,745
  Gujarat Ambuja Cements Ltd. GDR                355,000               1,429
----------------------------------------------------------------------------
                                                                       6,174
============================================================================
DIVERSIFIED FINANCIALS (5.0%)
  Housing Development
    Finance Corp., Ltd.                          751,876              10,339
  UTI Mastergain                                   1,600(a)               --@
----------------------------------------------------------------------------
                                                                      10,339
============================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
  Mahanagar Telephone Nigam Ltd.               2,212,831            $  5,812
  Mahanagar Telephone Nigam Ltd. ADR             105,000(a)              631
----------------------------------------------------------------------------
                                                                       6,443
============================================================================
ELECTRIC UTILITIES (2.8%)
  BSES Ltd.                                      556,203               2,288
  Tata Power Co., Ltd.                         1,408,040               3,491
----------------------------------------------------------------------------
                                                                       5,779
============================================================================
ELECTRICAL EQUIPMENT (2.6%)
  Asea Brown Boveri, Ltd.                        197,735                 837
  Bharat Heavy Electricals Ltd.                1,550,184               4,520
----------------------------------------------------------------------------
                                                                       5,357
============================================================================
FOOD PRODUCTS (4.2%)
  Britannia Industries Ltd.                      207,236               2,648
  Nestle India Ltd.                              141,824               1,518
  SmithKline Beecham Consumer
    Healthcare Ltd.                              495,927               4,062
  Tata Tea Ltd.                                  135,377                 474
----------------------------------------------------------------------------
                                                                       8,702
============================================================================
HOUSEHOLD DURABLES (0.1%)
  Samtel Colour Ltd.                             559,300                 299
============================================================================
HOUSEHOLD PRODUCTS (5.3%)
  Colgate-Palmolive (India) Ltd.               1,016,386               3,516
  Hindustan Lever Ltd.                         1,324,594               6,144
  Reckitt Benckiser (India) Ltd.                 446,971               1,313
----------------------------------------------------------------------------
                                                                      10,973
============================================================================
INTERNET SOFTWARE & SERVICES (0.1%)
  India Info.com PCL                             532,875(a,b,c)          124
============================================================================
IT CONSULTING & SERVICES (14.3%)
  HCL Technologies Ltd.                          531,494               3,023
  Infosys Technologies Ltd.                      168,645              14,247
  Wipro Ltd.                                     209,697               6,969
  Wipro Ltd. ADR                                 137,310               5,026
----------------------------------------------------------------------------
                                                                      29,265
============================================================================
MACHINERY (2.4%)
  Cummins India Ltd.                           2,766,523               3,018
  Lakshmi Synthetic Machinery
    Manufacturers Ltd.                           137,700(a,b)             17
  Punjab Tractors Ltd.                           264,862                 958
  Revathi Equipment Ltd.                         262,850                 948
----------------------------------------------------------------------------
                                                                       4,941
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       5

                                                                       VALUE
                                                  SHARES               (000)
----------------------------------------------------------------------------
MEDIA (1.4%)
  New Delhi Television Ltd.                      333,300(a,b)       $    700
  Zee Telefilms Ltd.                             938,419               2,173
----------------------------------------------------------------------------
                                                                       2,873
============================================================================
METALS & MINING (4.1%)
  Hindalco Industries Ltd.                       252,210               3,346
  National Aluminum Co., Ltd.                  1,368,875               1,405
  Steel Authority of India Ltd.                15,253,097(a)           1,534
  Tata Iron & Steel Co., Ltd.                  1,206,400               2,182
----------------------------------------------------------------------------
                                                                       8,467
============================================================================
OIL & GAS (4.7%)
  Bharat Petroleum Corp., Ltd.                   581,286               2,278
  Hindustan Petroleum Corp., Ltd.              1,159,211               3,356
  Reliance Petroleum Ltd.                      6,506,654               3,954
----------------------------------------------------------------------------
                                                                       9,588
============================================================================
PHARMACEUTICALS (10.4%)
  Aventis Pharma Ltd.                            107,425                 926
  Cipla Ltd.                                     237,058               5,596
  Dabur India Ltd.                             2,735,708               3,852
  Dr. Reddy's Laboratories Ltd.                  271,000               5,190
  Dr. Reddy's Laboratories Ltd. ADR               62,800               1,190
  E. Merck (India) Ltd.                          182,599               1,045
  Lupin Ltd.                                     119,308                 235
  Ranbaxy Laboratories Ltd.                      174,500               2,498
  Strides Arcolab Ltd.                           585,000                 777
----------------------------------------------------------------------------
                                                                      21,309
============================================================================
ROAD & RAIL (4.2%)
  Container Corporation of India               2,830,978               8,630
  Ltd.
============================================================================
SPECIALTY RETAIL (0.5%)
  Titan Industries Ltd.                        1,218,376                 932
============================================================================
  TOBACCO (3.0%)
  ITC Ltd.                                       415,741               5,835
  ITC Ltd. GDR                                    27,500                 426
----------------------------------------------------------------------------
                                                                       6,261
============================================================================
TOTAL COMMON STOCKS
  (Cost $223,744)                                                    197,369
============================================================================

                                                    FACE
                                                  AMOUNT               VALUE
                                                   (000)               (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.2%)
============================================================================
REPURCHASE AGREEMENT (5.2%)
  J.p. Morgan Securities Inc.,
    1.63%, dated 12/31/01, due 1/2/02
  (Cost $10,599)                               $  10,599(d)         $ 10,599
============================================================================
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.1%)
============================================================================
  Indian Rupee
  (Cost $153)           INR                        7,378                 153
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       6

                                                                       VALUE
                                                                       (000)
============================================================================
TOTAL INVESTMENTS (101.5%)
  (Cost $234,496)                                                   $208,121
============================================================================

                                                  AMOUNT
                                                   (000)
----------------------------------------------------------------------------
OTHER ASSETS (0.8%)
  Receivable for Investments Sold              $   1,045
  Tax Reclaim Receivable                             340
  Dividends Receivable                               200
  Other                                               27               1,612
============================================================================
LIABILITIES (-2.3%)
  Payable For:
  Distributions Declared                          (3,749)
  Custodian Fees                                    (393)
  Investment Advisory Fees                          (196)
  Investments Purchased                              (76)
  Directors' Fees and Expenses                       (74)
  Professional Fees                                  (59)
  Administrative Fees                                (44)
  Shareholder Reporting Expenses                     (43)
  Other Liabilities                                  (80)             (4,714)
============================================================================
NET ASSETS (100.0%)
  Applicable to 19,465,004 issued and
   outstanding $ 0.01 par value shares
   (100,000,000 shares authorized)                                  $205,019
============================================================================
NET ASSET VALUE PER SHARE                                           $  10.53
============================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                                      $    195
  Paid-in Capital                                                    313,046
  Distributions in Excess of Net Investment
   Income                                                             (3,066)
  Distribution in Excess of Net Realized Gain                        (78,362)
  Unrealized Depreciation on Investments and
   Foreign Currency Translations                                     (26,794)
============================================================================
  TOTAL NET ASSETS                                                  $205,019
============================================================================

(a) -- Non-income producing.
(b) -- Securities valued at fair value -see note A-1 to financial statements. At December 31, 2001, the Portfolio held $3,141,000 of fair-valued securities, representing 1.5% of net assets.
(c) -- 144A Security - Certain conditions for public sale may exist.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
 @  -- Value is less than $500
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.
INR -- Indian Rupee


     The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Statements
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                           DECEMBER 31, 2001
                                                                       (000)
============================================================================
INVESTMENT INCOME
  Dividends                                                      $     5,174
  Interest                                                               781
============================================================================
    TOTAL INCOME                                                       5,955
============================================================================
EXPENSES
  Investment Advisory Fees                                             2,745
  Custodian Fees                                                         776
  Administrative Fees                                                    344
  Professional Fees                                                      227
  Shareholder Reporting Expenses                                         156
  Transfer Agent Fees                                                     27
  Directors' Fees and Expenses                                            74
  Other Expenses                                                          93
============================================================================
    TOTAL EXPENSES                                                     4,442
============================================================================
      NET INVESTMENT INCOME                                            1,513
============================================================================
NET REALIZED LOSS ON:
  Investments                                                        (76,562)
  Foreign Currency Transactions                                         (208)
============================================================================
    NET REALIZED LOSS                                                (76,770)
============================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                          7,227
  Foreign Currency Transactions                                           20
============================================================================
    CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                     7,247
============================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION                                          (69,523)
============================================================================
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $   (68,010)
============================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED           YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,
                                                        2001 (000)           2000 (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income                                   $  1,513           $     685
  Net Realized Gain (Loss)                                 (76,770)            159,432
  Change in Unrealized Appreciation/Depreciation             7,247            (409,116)
=======================================================================================
    NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                           (68,010)           (248,999)
=======================================================================================
Distributions:
  Net Investment Income                                     (1,333)                 --
  In Excess of Net Investment Income                        (3,066)                 --
  Net Realized Gain                                             --             (44,923)
  In Excess of Net Realized Gain                           (16,427)                 --
=======================================================================================
    TOTAL DISTRIBUTIONS                                    (20,826)            (44,923)
=======================================================================================
Capital Share Transactions:
  Repurchase of Shares (8,559,288 shares and 4,576,200
  shares, respectively)                                    (96,335)            (52,231)
=======================================================================================
    TOTAL DECREASE                                        (185,171)           (346,153)
=======================================================================================
Net Assets:
  Beginning of Period                                      390,190             736,343
---------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT
    LOSS OF $3,066 AND $752, RESPECTIVELY)                $205,019           $ 390,190
=======================================================================================


     The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                            2001          2000          1999            1998          1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF
  PERIOD                             $     13.92   $     22.59   $      9.19    $       8.83    $     8.81
Net Investment Income (Loss)                0.10          0.02         (0.08)          (0.04)        (0.07)
Net Realized and Unrealized Gain
  (Loss) on Investments                    (2.43)        (7.93)        13.33            0.31          0.09
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations       (2.33)        (7.91)        13.25            0.27          0.02
----------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                    (0.07)           --            --              --            --
  In Excess of Net Investment Income       (0.16)           --            --              --            --
  Net Realized Gain                           --         (1.60)           --              --            --
  In Excess of Net Realized Gain           (0.84)           --            --              --            --
----------------------------------------------------------------------------------------------------------
    Total Distributions                    (1.07)        (1.60)           --              --            --
----------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
  Repurchased                               0.01          0.84          0.15            0.09
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD      $     10.53   $     13.92   $     22.59    $       9.19    $     8.83
==========================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD                             $      8.65   $     11.06   $     16.50    $       6.75    $     8.38
==========================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                            (11.68)%      (23.49)%      144.44%         (19.40)%      (11.84)%
  Net Asset Value (1)                     (14.52)%      (29.68)%      145.81%           4.08%         0.23%
==========================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                        $   205,019   $   390,190   $   736,343    $    314,701    $  315,446
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets                                    1.77%         1.48%         1.59%           1.97%         2.06%
Ratio of Net Investment Income
  (Loss) to Average Net Assets              0.60%         0.12%        (0.55)%         (0.44)%       (0.70)%
Portfolio Turnover Rate                       56%           44%           34%             24%           25%
----------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

   The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2001

NOTES TO FINANCIAL STATEMENTS

    The Morgan Stanley India Investment Fund In .(the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

    In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. The Fund has elected to pay tax at the rate of 1% on its net investment income. For the year ended December 31, 2001, no provision for Mauritius taxes is considered necessary as a result of cumulative net investment losses incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess ash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is market-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into losing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are a counted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes, if any. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65, 000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling $133,950,000 and $213,867,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $241,687,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $33,719,000 of which $27,509,000 related to appreciated securities and $61,228,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $56,001,000 available to offset future capital gains which will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October
31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October passive foreign investment company losses of $586,000, post-October currency losses of $15,000 and post-October capital losses of $17,629,000.

For the year ended December 31, 2001, the Fund incurred $11,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 2001, approximately $1, 431,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable under the Plan totaled $67,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2001, the Fund repurchased 152,000 of its shares at an average discount of 19.59% from net asset value per share. From the inception of the program through December 31, 2001, the Fund has repurchased 7,834,800 of its shares at an average discount of 30.85% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 30% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date if the offer was extended.

On March 29, 2001, the Fund completed the tender offer. The Fund accepted 8,407,288 shares for payment which represented 30% of the Fund's then outstanding shares. Final payment was made on April 12, 2001 at $11.29 per share, representing 95% of the NAV per share on March 29, 2001.

On December 13, 2001, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15%of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period. The tender offer materials will be mailed to shareholders of the Fund.

On December 14, 2001, the Board of Directors declared a distribution of $0.19 per share, derived from net investment income, payable on January 11, 2002, to shareholders of record on December 24, 2001.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
    For the year ended December 31, 2001, the Fund designates $16,428,000 as long-term capital gains.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY INDIA INVESTMENT FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley India Investment Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                               TERM OF                                 NUMBER OF
                                               OFFICE                                  PORTFOLIOS
                                               AND                                     IN FUND
                                 POSITION(S)   LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS OF         HELD WITH     TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                         REGISTRANT    SERVED*     DURING PAST 5 YEARS         DIRECTOR**    HELD BY DIRECTOR
------------------------         ----------    -------     ----------------------      ----------    -------------------
Gaetan Bouic (66)                Director      Director    Finance Manager of United   78            Director of UBP
De Chazal de Mee Building                      since 2001  Basalt Products Ltd;                      Group, Ste. Marie
10 Frere Felix de Valois Street                            Chairman of Mauritius                     Crushing Plant Ltd.,
Port Louis, Mauritius                                      Venture Capital Fund Ltd;                 Produits Basaltiques
                                                           previously, President of                  du Nord Ltee.,
                                                           the Joint Economic                        Welcome Industries
                                                           Council and Chairman of                   Ltd., UPB
                                                           the Stock Exchange of                     International Ltd.,
                                                           Mauritius.                                United Granite
                                                                                                     Products (Private)
                                                                                                     Ltd. (Sri Lanka), CDC
                                                                                                     Holding Sdh. Bhd.,
                                                                                                     CDC Haina (Mauritius)
                                                                                                     Ltd., CDC (West
                                                                                                     Malaysia) Sdh. Bhd.,
                                                                                                     Mozambique Investment
                                                                                                     Co. Ltd., Kulai Oil
                                                                                                     Palm Estates Ltd.,
                                                                                                     Pan African Holdings
                                                                                                     Ltd., Pan African
                                                                                                     Cement Ltd., Swiss
                                                                                                     Technology Venture
                                                                                                     Capital Fund Ltd.

John S.Y. Chu (64)               Director      Director    Finance Director of the     1             Director of The India
De Chazal de Mee Building                      since 1996  ABC Group of companies                    Magnum Fund Ltd.
10 Frere Felix de Valois Street                            (conglomerate);
Port Louis, Mauritius                                      previously, Managing
                                                           Director of Crown Eagle
                                                           Investments Ltd.

Gerard E. Jones (65)             Director      Director    Of Counsel, Shipman &       78            Director of Tractor
Shipman & Goodwin, LLP                         since 1995  Goodwin, LLP (law firm);                  Supply Company,
43 Arch Street                                             Director of various U.S.                  Tiffany Foundation,
Greenwich, CT 06830                                        registered investment                     and Fairfield County
                                                           companies managed by                      Foundation
                                                           Morgan Stanley Investment
                                                           Management Inc.

Marie Joseph Raymond             Director      Director    Director of The India,      1
Lamusse (69)                                   since 2001  Media, Internet and
De Chazal de Mee Building                                  Communications Fund Ltd.,
10 Frere Felix de Valois Street                            Southern Cross Hotel
Port Louis, Mauritius                                      Ltd., Jean Vaulbert de
                                                           Chantily Ltd. (consumer
                                                           goods) and Grandville
                                                           Ltee. (property holding
                                                           company); formerly,
                                                           Partner of Lamusse Sek
                                                           Sum (accounting)

Fergus Reid (69)                 Director      Director    Chairman and Chief          1             Trustee and Director
85 Charles Colman Blvd.                        since 1995  Executive Officer of                      of approximately 30
Pawling, NY 12564                                          Lumelite Plastics                         investment companies
                                                           Corporation; Director of                  in the JPMorgan Funds
                                                           various U.S. registered                   complex managed by
                                                           investment companies                      JPMorgan Investment
                                                           managed by Morgan Stanley                 Management Inc.
                                                           Investment Management Inc.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex currently includes Morgan Stanley Institutional Fund, Inc.;
   The Universal Institutional Funds, Inc.; Morgan Stanley Strategic Adviser Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Eastern Europe Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc.; The Thai Fund, Inc., and The Turkish Investment Fund, Inc.

Interested Directors:

                                               TERM OF                                 NUMBER OF
                                               OFFICE                                  PORTFOLIOS
                                               AND                                     IN FUND
                                 POSITION(S)   LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS OF         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)    OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                         REGISTRANT    SERVED*      DURING PAST 5 YEARS        DIRECTOR**    HELD BY DIRECTOR
------------------------         ----------    -------      ----------------------     ----------    -------------------

Barton M. Biggs (69)             Chairman      Chairman     Chairman, Director and     78            Member of the Yale
1221 Avenue of the Americas      and           and          Managing Director of                     Development Board
New York, NY 10020               Director      Director     Morgan Stanley
                                               1994         Investment Management
                                                            Inc. and Chairman and
                                                            Director of Morgan
                                                            Stanley Investment
                                                            Management Limited;
                                                            Managing Director of
                                                            Morgan Stanley & Co.
                                                            Incorporated; Director
                                                            and Chairman of the
                                                            Board of various U.S.
                                                            registered companies
                                                            managed by Morgan
                                                            Stanley Investment
                                                            Management Inc.

Clifford D'Souza (39)            Director      Director     Executive Director of      1
Morgan Stanley                                 since 2001   Morgan Stanley
Forbes Building - Fifth Floor                               Investment Management
Charanjit Rai Marg, Fort                                    Inc.
Mumbai, India

Nilesh Joshi (37)                Director      Director     Vice President of Morgan   1
Morgan Stanley                                 since 2000   Stanley Investment
Forbes Building - Fifth Floor                               Management Private Ltd.;
Charanjit Rai Marg, Fort
Mumbai, India

Ronald E. Robison (63)           President     President    Chief Global Operations    78
1221 Avenue of the Americas      and           since        Officer and Managing
New York, NY 10020               Director      2001 and     Director of Morgan
                                               Director     Stanley Investment
                                               since 2001   Management, Inc.;
                                                            Director and President
                                                            of various U.S.
                                                            registered investment
                                                            companies managed by
                                                            Morgan Stanley
                                                            Investment Management
                                                            Inc.; Previously,
                                                            Managing Director and
                                                            Chief Operating Officer
                                                            of TCW Investment
                                                            Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex currently includes Morgan Stanley Institutional Fund, Inc.;
   The Universal Institutional Funds, Inc.; Morgan Stanley Strategic Adviser Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Eastern Europe Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc.; The Thai Fund, Inc., and The Turkish Investment Fund, Inc.

Officers:

                                                             TERM OF
                                                POSITION(S)  OFFICE AND
                                                HELD WITH    LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER      REGISTRANT   TIME SERVED* PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------      ----------   ------------ -------------------------------------------
Ronald E. Robison (63)                          President    President    President, Morgan Stanley Institutional Fund,
Morgan Stanley Investment Management Inc.       and          since 2001   Inc. and Morgan Stanley Strategic Adviser Fund,
1221 Avenue of the Americas                     Director                  Inc.; Chief Operating Officer and Managing
New York, NY 10020                                                        Director of Morgan Stanley & Co. Incorporated;
                                                                          Director and President of various U.S.
                                                                          registered investment companies managed by
                                                                          Morgan Stanley Investment Management Inc.;
                                                                          Previously, Managing Director and Chief
                                                                          Operating Officer of TCW Investment Management
                                                                          Company.

Stefanie V. Chang (35)                          Vice         Vice         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.       President    President    Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                  since 1997   Management Inc.; formerly, practiced law with
New York, NY 10020                                                        New York law firm of Rogers & Wells (now
                                                                          Clifford Chance Rogers & Wells LLP); Vice President
                                                                          of certain funds in the Fund Complex.

Mary E. Mullin (34)                             Secretary    Secretary    Vice President of Morgan Stanley & Co., Inc. and
Morgan Stanley Investment Management Inc.                    since 1999   Morgan Stanley Investment Management, Inc.;
1221 Avenue of the Americas                                               formerly, practiced law with New York firms of
New York, NY 10020                                                        McDermott, Will & Emery and Skadden, Arps,
                                                                          Slate, Meagher & Flom LLP; Secretary of
                                                                          certain funds in the Fund Complex.

James A. Gallo (37)                             Treasurer    Treasurer    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                    since 2001   Management Inc.; Treasurer of certain funds in
1221 Avenue of the Americas                                               the Fund Complex; formerly, Director of Fund
New York, NY 10020                                                        Accounting at PFPC, Inc.

Belinda A. Brady (34)                           Assistant    Assistant    Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.               Treasurer    Treasurer    Investor Services Co. (formerly Chase Global
73 Tremont Street                                            since 2001   Funds Services Company); and Assistant Treasurer
Boston, MA 02108-3913                                                     of all Portfolios of the Fund. Formerly Senior
                                                                          Auditor at PriceWaterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer
& Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary ash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
American Stock Transfer &Trust Company
Dividend Reinvestment and Cash Purchase Plan
40 Wall Street
New York, NY 10005
1-800-278-4353